                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              Rembrandt Funds(R)
            ------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     same
                -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

     1)  Title of each class of securities to which transaction applies:
       ------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:
       ------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------

     5)  Total fee paid:

       ------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

       ------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

       ------------------------------------------------

     3)  Filing Party:

       ------------------------------------------------

     4)  Date Filed:

       ------------------------------------------------

DRAFT January 9, 1998


     ---------------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION
     ---------------------------------------------------------------------------

     The document you hold in your hands contains your proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy card(s), it tells us how to vote on your behalf on important issues relating to your Fund. If you simply sign the proxy card(s) without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees. You have received one proxy card for each Fund in which you own shares.

     We urge you to spend a few minutes with the proxy statement, and then fill out and return your proxy card(s). Voting your proxies, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations, which may cost your Fund money.

     Please take a few moments to exercise your right to vote. Thank you.

     ---------------------------------------------------------------------------

                              REMBRANDT FUNDS(R)


                                    [LOGO]

                              REMBRANDT FUNDS(R)

                                  Value Fund
                                  Growth Fund
                                Small Cap Fund
                           International Equity Fund
                               Asian Tigers Fund
                           Latin America Equity Fund
                               Real Estate Fund
                   Intermediate Government Fixed Income Fund
                         Tax-Exempt Fixed Income Fund
                        International Fixed Income Fund
                               Fixed Income Fund
                                 Balanced Fund
                          Treasury Money Market Fund
                         Government Money Market Fund
                               Money Market Fund
                         Tax-Exempt Money Market Fund

Dear Shareholder,

A Shareholder Meeting of the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, Asian Tigers Fund, Latin America Equity Fund, Real Estate Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Fixed Income Fund, Balanced Fund, Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, and Tax-Exempt Market Fund (each a "Fund" and, together, the "Funds") of Rembrandt Funds (the "Trust") has been scheduled for Friday, February 27, 1998. If you were a shareholder of record as of the close of business on Friday, January 16, 1998, you are entitled to vote at the meeting or any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card(s). Whether or not you plan to attend the meeting, we need your vote. Please promptly mark, sign, date and return the enclosed proxy card(s) in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to each of the proposals on which you will be asked to consider and vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

1. Consideration and election of four nominees to the Board of Trustees of the Trust (voted on by shareholders of the Trust as a whole).

2. Amending or eliminating certain fundamental investment policies for each of the Funds (voted on separately by shareholders of each Fund).

3. Approving an amendment to the investment objective of the Treasury Money Market Fund (voted on by shareholders of the Treasury Money Market Fund only).

4. Taking such other action and considering such other business as may properly come before the meeting.

Your vote is important to us. Please do not hesitate to call 1-800-443-4725 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Rembrandt Funds.


                                    Sincerely,



                                    /s/  David G. Lee
                                    -----------------
                                    President
                                    Rembrandt Funds

                              REMBRANDT FUNDS(R)
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                   Notice of Special Meeting of Shareholders
                        to be held on February 27, 1998

Notice is hereby given that a Special Meeting of Shareholders of Rembrandt Funds (the "Trust"), will be held in the offices of the Trust's administrator SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998 at 10 a.m., Eastern time (the "Meeting"). Shareholders of each series of the Trust (each a "Fund" and together, the "Funds") are eligible to vote at the Meeting. At the Meeting, shareholders of the Funds (the "Shareholders") will be asked to consider and act on the

1. Proposal to elect four nominees for the Board of Trustees of the Trust (voted on by Shareholders of the Trust as a whole).

2. Proposals to amend or eliminate certain fundamental investment policies for each of the Funds (voted on separately by Shareholders of each Fund).

3. Proposal to amend the investment objective of the Treasury Money Market Fund (voted on by Shareholders of the Treasury Money Market Fund only).

The enclosed proxy card(s) ("Proxy" or "Proxies") permits Shareholders of the Trust to vote FOR, or WITHHOLD authority to vote for, all of the nominees for the Board of Trustees of the Trust by checking a single box, or to vote FOR, or WITHHOLD authority to vote for, each individual nominee. In addition, the Proxies permit Shareholders to vote FOR or AGAINST the proposals relating to the fundamental investment policies of the Funds and the Proposal to change the Treasury Money Market Fund's investment objective and policies, or to WITHHOLD authority to vote on these proposals.

In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

All Shareholders of the Funds are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, we ask that you promptly mark, sign, date and return each Proxy in the enclosed, postage-paid envelope, so that the Meeting may be held and a maximum number of shares may be voted.

Only Shareholders of record at the close of business on January 16, 1998, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                                     By Order of the Board of Trustees
                                     Richard W. Grant, Secretary

                              REMBRANDT FUNDS(R)
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                                PROXY STATEMENT


This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of Rembrandt Funds (the "Trust") on behalf of the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, Asian Tigers Fund, Latin America Equity Fund, Real Estate Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Fixed Income Fund, Balanced Fund (the "Non-Money Market Funds") Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, (the "Money Market Funds") (each a "Fund" and, together, the "Funds") for use at the Special Meeting of Shareholders to be held on Friday, February 27, 1998 at 10 a.m., Eastern time, in the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). This Proxy Statement is being mailed to shareholders on or about February 2, 1998.

The primary purposes of the Meeting are to: (i) ask shareholders to elect a new Board of Trustees; (ii) ask shareholders of each Fund to approve amendments to, or the elimination of, certain fundamental investment policies for each of their Fund(s); and (iii) ask shareholders of the Treasury Money Market Fund to approve an amendment to the Fund's investment objective.

If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed proxy card(s) ("Proxy" or "Proxies") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before Friday, February 27, 1998. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy(ies) is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy(ies). However, if no instructions are specified, shares will be voted FOR each proposal listed below (each a "Proposal" and, together, the "Proposals"). All shareholders of the Funds are entitled to vote on Proposal 1 and Proposals 11 - 15. Only shareholders of the Non-Money Market Funds are entitled to vote on Proposals 2 and 3. Only shareholders of the Money Market Funds are entitled to vote on Proposals 4 - 10. Only shareholders of Treasury Money Market Fund are entitled to vote on Proposal 16. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the President of the Trust at One Freedom Valley Road, Oaks, Pennsylvania 19456, by delivering subsequently dated Proxies or by attending and voting at the Meeting. This Proxy Statement solicits votes on proposals affecting more than one Fund as set forth below. Shareholders may vote only on those Proposals affecting the Fund or Funds of which they are shareholders.


PROPOSAL                       SHAREHOLDERS ENTITLED TO VOTE
================================================================================
Proposal 1                     Shareholders of the Trust as a whole
(Election of Trustees)
--------------------------------------------------------------------------------
Proposals 2 and 3              Shareholders of each Non-Money Market Fund of
(Non-Money Market Funds -      the Trust vote separately
 Fundamental Policies)
--------------------------------------------------------------------------------
Proposals 4 - 10               Shareholders of each Money Market Fund of the
(Money Market Funds -          Trust vote separately
 Fundamental Policies)
--------------------------------------------------------------------------------
Proposals 11 - 15              Shareholders of each Fund of the Trust vote
(All Funds - Fundamental       separately
 Policies)
--------------------------------------------------------------------------------
Proposal 16                    Shareholders of the Treasury Money Market Fund
(Treasury Money Market Fund    only
 - Investment
Objective)
--------------------------------------------------------------------------------


Shareholders of record at the close of business on January 16, 1998 (the "Shareholders") are entitled to vote at the Meeting. The table below sets forth the approximate number of shares ("Shares") issued and outstanding for each of the Funds being solicited by this Proxy Statement as of January 16, 1998.

               FUND                               SHARES OUTSTANDING
                                               (as of January 16, 1998)
Non-Money Market Funds
     Value Fund
     Growth Fund
     Small Cap Fund
     International Equity Fund
     Asian Tigers Fund
     Latin America Equity Fund
     Real Estate Fund
     Intermediate Government Fixed Income Fund
     Tax-Exempt Fixed Income Fund
     International Fixed Income Fund
     Fixed Income Fund
     Balanced Fund

Money Market Funds
     Treasury Money Market Fund
     Government Money Market Fund
     Money Market Fund
     Tax-Exempt Money Market Fund

Each whole Share held entitles the holder of record to one vote, and each fractional Share held entitles the holder of record to a proportionate fractional vote, on each matter to be acted upon at the Meeting.

The expenses of the Special Meeting will be borne by the Trust. In addition to the solicitation of Proxies by mail, Trustees and officers of the Trust, and officers and employees of SEI Fund Resources, the Trust's administrator (the "Administrator"), may solicit Proxies in person or by telephone. Persons holding Shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending solicitation materials to their principals.

THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES MAY CHECK A SINGLE BOX ON THE PROXY CARDS(S). SHAREHOLDERS MAY ALSO VOTE FOR OR AGAINST THE NOMINEES INDIVIDUALLY.

The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at Oaks, Pennsylvania 19456, or by calling 1-800-443-4725.

                                 INTRODUCTION

The Meeting is being called in order to permit Shareholders of the Trust to elect a new Board of Trustees, and to vote on issues related to each Fund's fundamental investment policies, as well as an amendment to the Treasury Money Market Fund's investment objective.

Proposal 1 regarding the election of a new Board of Trustees requires action by all the Shareholders of the Trust. Proposals 2 - 15 relate to proposed changes to certain fundamental investment policies of each of the Funds. Proposal 16 relates to an amendment to the Treasury Money Market Fund's investment objective.

Essentially, Proposals 2 - 15 amend certain existing fundamental investment policies and eliminate others entirely. The Investment Company Act of 1940 (the "1940 Act") requires that investment companies adopt certain investment policies, including investment limitations that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may only by changed by a shareholder vote. Both types of policies are referred to as "fundamental" policies. With respect to fundamental policies, each Fund is treated as a separate investment company and each Fund adopts its own fundamental policies and limitations.

The Funds' fundamental investment policies and limitations are set forth in the Trust's prospectuses and statement of additional information. The Trustees have elected to modify or, in some cases, eliminate the Funds' fundamental policies as set forth below in order to: (1) update the policies and limitations to reflect regulatory developments; (2) improve the Funds' abilities to adapt to developments in the securities markets; and (3) improve management efficiency by making the Funds' policies as consistent as possible. In some cases, the Funds adopted fundamental policies to comply with federal or state regulatory requirements that have been changed or eliminated. In addition, securities markets are evolving rapidly and the Trustees believe that the Funds' advisers need flexibility, subject to Trustees' oversight and general considerations of prudence, to invest each Fund's assets according to the latest developments. For these reasons, the Trustees believe that investment policies should only be fundamental where specifically required by law. With respect to Proposals 2 -15, the fundamental nature of each Fund's investment objective, as distinguished from its investment limitations, will not be changed. The amendments to a Fund's fundamental policies will become effective immediately upon Shareholder approval. For each Fund, if a proposal is not approved by vote of the Shareholders of the Fund, the current limitation as applied to the Fund will remain unchanged.

PROPOSAL 1.    TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A NEW
               BOARD OF TRUSTEES.

At the Meeting, it is proposed that four Trustees be elected to hold office.
The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the Shareholders FOR the election of Messrs. Arnold F. Brookstone, William T. Simpson, Robert Feitler and John A. Wing (each a "Nominee" and together, the "Nominees"). Messrs. Brookstone and Simpson are currently members of the Board of Trustees. Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve as a Trustee if elected. Should any of the Nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will vote such other nominees as the current Board of Trustees may recommend.

Messrs. Brookstone and Simpson will continue to serve as Trustees after the election of the new members of the Board. Effective upon the election of each of the Nominees, Mr. Robert Nesher will no longer serve as a Trustee of the Trust. Upon each Nominee's election and qualification, the four Nominees listed below will constitute the entire Board of Trustees of the Trust, until such time as the Board of Trustees may vote to change or alter the constitution of the Board. Fewer nominees are named in this Proxy Statement than the number fixed pursuant to the Trust's By-Laws. After the qualification and election of the Nominees, the new Board of Trustees expects to appoint an additional Trustee. Proxies cannot be voted for a greater number of persons than the number of Nominees named in this Proxy Statement.

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, the Trust is not required to hold an annual meeting. The Trust has availed itself of this provision and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until a successor is elected and duly qualified.

Even without routine annual meetings, the Board of Trustees may call special meetings of share holders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of the Trust. In compliance with the 1940 Act, shareholder meetings will be held under certain circumstances. The Trust also may hold shareholder meetings for other purposes, including to approve changes to investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in the 1940 Act applied.

The Nominees

The following information is provided for each of the four Nominees. It includes the Nominee's name, number of shares of the Trust beneficially owned, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission. Messrs. Brookstone and Simpson are currently Trustees of the Trust. Messrs. Robert Feitler and John A. Wing have not previously served as

Trustees. As of January 16, 1998, the Nominees as a group beneficially owned an aggregate of less than 1% of the Shares of each Fund of the Trust, and the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the Shares of each Fund of the Trust.

                                                                                                 Shares Beneficially
Name, Age and Position        Business Experience During the Past Five Years                     Owned as of
with Trust                    (including all directorships)/1//                                  1998/2//
--------------------------    -------------------------------------------------------            -------------------

Arnold F. Brookstone          Executive Vice President, Chief Financial Officer &
   Chairman and Member of     Planning Officer, Stone Container Corporation, May 1,
   Audit Committee;           1965-January 31, 1996; retired January 31, 1996;
   Trustee since_______.      Director, Donnelly Corporation; Director,
                              MFRI, Inc.; Director, Stone-Consolidated Inc.;
                              Director, Venepal, S.A.C.A.; Member of Joint
                              Management Committee, Florida East Coast Paper.

William T. Simpson            Head of Trust PNC Bank of KY (State Bank), 1973-92.
   Member of Audit
   Committee; Trustee
   since ______________.

Robert Feitler
   Nominee

John A. Wing/3//
   Nominee

                         ----------------------------


/1//   Communications may be directed to the Nominees care of SEI Fund
---    Resources, One Freedom Valley Road, Oaks, PA 19456.

/2//   This information has been provided by each Nominee.
---
/3//   Mr. Wing will be an interested person of the Trust in light of [his
---    ownership of and] position with the Adviser.


                           Compensation of Trustees

Each Trustee who is not an interested person within the meaning of the 1940 Act ("Disinterested Trustee") receives an aggregate annual fee, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at board and committee meetings, from the Trust. The Trust pays each Disinterested Trustee $10,000 per annum plus $1,000 per Board meeting attended and reimbursement for travel and out-of-pocket expenses. Members of the Audit Committee receive no additional fees or reimbursements.

Meetings and Committees of the Board of Trustees

All Trustees attended the regular Board of Trustees meetings held in March, June, September, and December of 1997. All Trustees attended the Special Meeting of the Board of Trustees held in August of 1997.

The Board of Trustees has an Audit Committee. The Audit Committee advises the Board of Trustees regarding the appointment of the Trustee's independent accountants, and meets with the Trust's financial officers to review the conduct of accounting and internal controls. The members of the Audit Committee during the fiscal year ended December 31, 1997 were Messrs. Brookstone (Chairman) and Simpson, each of whom is a Disinterested Trustee. The Audit Committee met on three occasions during fiscal year ended December 31, 1997, and both members attended each meeting. The Board does not have a standing nominating or compensation committee.

The following represents the compensation paid to each current Trustee for the fiscal year ended December 31, 1997.

==============================================================================================================================
                              Aggregate Com-                                                              Total Compensation
                               pensation From                                                              From Registration
                             Registrant for the                                                            and Fund Complex
                                Fiscal Year              Pension or Retire-                              Paid to Trustees for
                                   Ended                  ment Benefits           Estimated Annual          the Fiscal Year
  Name of Person,              December 31,              Accrued as Part of        Benefits Upon                 Ended
     Position                     1997                   Fund Expenses              Retirement             December 31, 1997
==============================================================================================================================
Arnold F. Brookstone
 Chairman and
 Member of Audit
 Committee; Trustee
------------------------------------------------------------------------------------------------------------------------------
William T. Simpson
 Member of Audit
 Committee; Trustee
------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher*
 Trustee
==============================================================================================================================

* Mr. Nesher is an "interested" person of the Trust. Effective upon the election of each of the Nominees, Mr. Nesher will no longer serve as a Trustee of the Trust.

Executive Officers

Information about the Trust's principal executive officers, including their names, dates of birth, position(s) with the Trust, length of service at such position(s), and principal occupation or employment during the past five years, is set forth below.


===========================================================================================================
                                                                                 Principal Occupation or
           Name                  Date of Birth    Position with the Trust            Employment***
===========================================================================================================
David G. Lee*                      4/16/52      President and Chief           Senior Vice President of the
                                                Executive Officer since       Administrator and Distributor
-----------------------------------------------------------------------------------------------------------


============================================================================================================
                                                                                 Principal Occupation or
           Name                  Date of Birth    Position with the Trust            Employment***
============================================================================================================
Kevin P. Robins*                   4/15/61      Vice President and            Senior Vice President and
                                                Assistant Secretary since     General Counsel of SEI, the
                                                _______________               Administrator and Distributor
------------------------------------------------------------------------------------------------------------
Sandra K. Orlow *                 10/18/53      Vice President and            Vice President and Assistant
                                                Assistant Secretary since     Secretary or SEI, the
                                                _______________               Administrator and Distributor
------------------------------------------------------------------------------------------------------------
Kathryn L. Stanton*               11/19/58      Vice President and            Vice President, Assistant
                                                Assistant Secretary since     Secretary of SEI, the
                                                ________________              Administrator and Distributor
------------------------------------------------------------------------------------------------------------
Todd B. Cipperman*                 2/14/66      Vice President and            Vice President and Assistant
                                                Assistant Secretary since     Secretary of SEI, the
                                                                              Administrator and Distributor
------------------------------------------------------------------------------------------------------------
Marc H. Cahn*                      6/19/57      Vice President and            Vice President Assistant
                                                Assistant Secretary since     Secretary of SEI, the
                                                ________________              Administrator and Distributor
------------------------------------------------------------------------------------------------------------
Barbara A. Nugent*                 6/18/56      Vice President and            Vice President and Assistant
                                                Assistant Secretary since     Secretary of SEI, the
                                                ________________              Administrator and Distributor
------------------------------------------------------------------------------------------------------------
James F. Volk*                     8/28/62      Controller and Chief          Director of Investment
                                                Financial Officer since       Accounting Operations of
                                                ________________              SEI, the Administrator and
                                                                              Distributor
------------------------------------------------------------------------------------------------------------
Richard W. Grant**                10/25/45      Secretary since               Partner, Morgan, Lewis &
                                                ________________              Bockius LLP
------------------------------------------------------------------------------------------------------------
John H. Grady, Jr.**                6/1/61      Assistant Secretary since     Partner, Morgan, Lewis &
                                                ________________              Bockius LLP
------------------------------------------------------------------------------------------------------------
Michael G. Bellopede*                           Assistant Secretary since     SEI, the Administrator and
                                                ________________              Distributor
============================================================================================================


*    Address:  SEI, Oaks, Pennsylvania 19456
**   Address: Morgan, Lewis & Bockius LLP, 1800 M Street, NW, Washington, DC
     20036
*** The Administrator of Rembrandt Funds is SEI Fund Resources and the Distributor of Rembrandt Funds is Rembrandt Financial Services Company. SEI is SEI Investments Company, the parent of the Administrator and Distributor.

Officers of the Trust receive no direct remuneration for service in such capacity from the Trust. Officers of the Trust who are employees of the Administrator or its affiliates may be considered to have received remuneration indirectly.

Board Approval of the Nominees for Trustee

At the meeting of the Board of Trustees of the Trust held on December 11, 1997, the Trustees voted to recommend that shareholders of the Trust elect a new Board of Trustees. After due consideration, the Board of Trustees, including all Disinterested Trustees, unanimously approved each Nominee to serve as a member of the Board of Trustees, subject to shareholder approval. In considering the Nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each of the Nominees and concern for the continued efficient conduct of the Trust's business. The current Trustees will continue to serve as Trustees until Shareholders approve the election of the Nominees to the Board.

In accordance with Rule 12b-1 under the 1940 Act, the selection and nomination of Mr. Robert Feitler, who will be a Disinterested Trustee, was carried out by Messrs. Brookstone and Simpson, who are currently Disinterested Trustees.

Shareholder Approval of the Election of Trustees

The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of each Nominee. A Shareholder may vote for or against any or all of the Nominees. If you return an executed Proxy, but give no voting instructions, your shares will be voted FOR all Nominees named herein for Trustees.

If a quorum is present in person or by proxy, the favorable vote of a majority of shares represented at the Meeting is required to elect Trustees. If any Nominee is not approved by the Shareholders of the Trust, the Board will consider alternative nominations.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH NOMINEE.
                                              ---


PROPOSAL 2.   TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH NON-MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

At the Meeting, the Shareholders of each Non-Money Market Fund will vote separately regarding the amendment of each Fund's fundamental investment limitation with respect to borrowing. This limitation is currently stated as follows:

 No Fund may borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets, asset coverage of at least 300% is required for all borrowings.

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the bor rowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

The primary purpose of this Proposal is to amend and update each Fund's fundamental investment limitation on borrowing and to clarify its application in light of current law and regulatory interpretations. The language of the current limitation was adopted to comply with state regulatory requirements, which have been eliminated as a result of recent federal legislation. However,
Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding borrowing. This Proposal will enable each Fund to meet its regulatory requirements under Section 13 of the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions. As amended, the limitation also will enable the Funds to take advantage of changing market conditions.

If the Proposal is approved, the amended fundamental investment limitation regarding borrowing may not be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                  ---


PROPOSAL 3.   TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH NON-MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION.

At the Meeting, Shareholders of each Non-Money Market Fund will vote separately regarding the amendment of each Fund's fundamental investment limitation with respect to concentration. This limitation is currently stated as follows:

 No Fund may purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: with respect to the Real Estate Fund, the real estate industry; obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; repurchase agreements involving such securities; with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.

The primary purpose of this Proposal is to amend and update each Non-Money Market Fund's fundamental investment limitation on concentration, to permit greater flexibility in making investment decisions, and to clarify its application in light of rapidly changing law, regulatory interpretations, industry developments, and market conditions. Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding concentration. This Proposal will enable each Fund to meet its regulatory requirements under Section 13 of the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions. Eliminating the portion of the current policy which describes certain industries will enable each Fund to respond and adapt to rapidly changing industry developments and market conditions.

If the Proposal is approved, the amended fundamental investment limitation regarding concentration may not be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.
                                                  ---


PROPOSAL 4.   TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION.

At the Meeting, the Shareholders of each Money Market Fund will vote separately regarding the amendment of each Money Market Fund's fundamental investment limitation with respect to concentration. This limitation is currently stated as follows:

 No Fund may purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in repurchase agreements involving such securities; and (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments. For purposes of this limitation, (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) supranational entities will be considered to be a separate entity.

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or
 (iii) tax-exempt securities issued by government or political subdivisions of governments.

Similar to Proposal 4, the primary purpose of this Proposal is to amend and update each Money Market Fund's fundamental investment limitation on concentration and to permit greater flexibility in light of rapidly changing laws, regulatory interpretations and industry developments. Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding concentration. This Proposal will enable each Money Market Fund to meet its regulatory requirements under Section 13 of the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions. Eliminating the portion of the policy which describes certain issuers and industries will enable each Fund to respond and adapt to rapidly changing industry developments and market conditions.

If the Proposal is approved, the amended fundamental limitation may not be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.
                                                  ---


PROPOSAL 5.   TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
              DIVERSIFICATION.

At the Meeting, Shareholders of each Money Market Fund will vote separately regarding the amendment of each Money Market Fund's fundamental investment limitation with respect to diversification of assets.

This limitation is currently stated as follows:

No Fund may purchase securities of any issuer (except securities issued or guaranteed by the U.S., its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. Each Money Market Fund, except the Tax-Exempt Money Market Fund, may invest up to 25% of its assets in securities of a single issuer for a period of up to three business days if such securities qualify as "first tier securities" under applicable SEC rules.

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions under Rule 2a-7 of the 1940 Act.

The primary purpose of this Proposal is to amend and update each Money Market Fund's fundamental investment limitation on diversification to permit greater flexibility in making investment decisions and to clarify its application in light of rapidly changing law and regulatory interpretations. The adoption of the proposed limitation concerning diversification will enable each Money Market Fund to invest according to current regulatory interpretations as they develop.

All funds that hold themselves out to the public as money market funds or that adopt the term "money market" in their name are required to comply with Rule 2a-7 under the 1940 Act. In addition, Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding diversification of assets. In recent years, Rule 2a-7 under the 1940 Act, which sets forth detailed guidelines and requirements for the operation of money market funds, including diversification requirements, has been the subject of considerable regulatory focus. Specifically, Rule 2a-7 has been amended three times since 1991.

The Trustees believe that, in light of these recent regulatory developments, the Money Market Funds should be permitted to invest their assets in accordance with the most current regulatory interpretations and amendments to the rule as they develop. Should Rule 2a-7 be amended in the future, the Trustees will be able to change the Funds' investments accordingly, without a Shareholder vote. This Proposal will enable each Money Market Fund to meet its regulatory requirements under Section 13 of, and Rule 2a-7 under, the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions and allowing each Fund to respond quickly to changing market conditions. The amendment of this limitation is intended to make clear that the Money Market Funds may purchase the securities of any issuer to the extent permitted by Rule 2a-7 under the 1940 Act.

Rule 2a-7 places certain limits on a money market fund's investments in the securities of any one issuer in order to limit investment risk. Under recently adopted amendments to Rule 2a-7, money market funds are generally required to limit their investments in the securities of a single issuer to 5% of their total assets. In addition, Rule 2a-7 generally requires money market funds to limit their investments in certain securities rated in the second highest category by any nationally recognized statistical rating organization to 1% of their total assets.

If the Proposal is approved, the amended fundamental investment limitation cannot be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5.
                                                  ---


PROPOSAL 6.   TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

At the Meeting, the Shareholders of each Money Market Fund will vote separately regarding the amendment of each Money Market Fund's fundamental investment limitation with respect to borrowing. This limitation is currently stated as follows:

 No Fund may borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

The primary purpose of this Proposal is to amend and update each Fund's fundamental investment limitation on borrowing and to clarify its application in light of current law and regulatory interpretations. The language of the current limitation was adopted to comply with certain state regulatory requirements, which have been eliminated as a result of recent federal legislation. However, Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding borrowing. This Proposal will enable each Money Market Fund to meet its regulatory requirements under Section 13 of the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions. As amended, the limitation will enable the Funds to take advantage of changing market conditions.

If the Proposal is approved, the amended fundamental investment limitation regarding borrowing cannot be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 6.
                                                  ---


PROPOSAL 7.   TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PLEDGING,
              MORTGAGING OR HYPOTHECATING ASSETS.

At the Meeting, the Shareholders of each Money Market Fund will vote separately regarding the elimination of each Money Market Fund's fundamental investment limitation with respect to pledging, mortgaging or hypothecating assets. This limitation is currently stated as follows:

 No Fund may pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by [the policy] above, in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

Upon Shareholder approval, this limitation will be eliminated.

The primary purpose of this Proposal is to remove each Money Market Fund's fundamental investment limitation on pledging, mortgaging or hypothecating assets in light of current law and regulatory interpretations. This limitation was adopted to comply with state regulatory requirements, which have been eliminated as a result of recent federal legislation. Because it is no longer necessary for the Funds to comply with this limitation, the Trustees believe that the Funds would benefit from increased flexibility in making investment decisions. The elimination of this limitation is not expected to significantly affect the way the Money Market Funds are managed or the way securities or instruments are selected for the Fund. However, the Trustees are requesting approval of the Proposal at this time to reduce the costs associated with holding a shareholder meeting in the future to approve such a proposal.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 7.
                                                  ---

PROPOSAL 8.   TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES
              AND MARGIN SALES.

At the Meeting, the Shareholders of each Money Market Fund will vote separately regarding the elimination of each Money Market Fund's fundamental investment limitation with respect to short sales and margin sales. This limitation is currently stated as follows:

 No Fund may make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

Upon Shareholder approval, this limitation will be eliminated.

The primary purpose of this Proposal is to remove each Money Market Fund's fundamental investment limitation on short sales and margin sales in light of current law and regulatory interpretations. This limitation was adopted to comply with state regulatory requirements, which have been eliminated as a result of recent federal legislation. Because it is no longer necessary for the Funds to comply with this limitation, the Trustees believe that the Funds would benefit from increased flexibility in making investment decisions. If the Proposal is approved, the Money Market Funds may make short sales and margin sales in conformity with Section 18 of, and Rule 2a-7 under, the 1940 Act. The elimination of this limitation is not expected to significantly affect the way in which the Money Market Funds are managed or the way in which securities or instruments are selected for such Funds. However, the Trustees are requesting approval of the Proposal at this time to reduce the costs associated with holding a shareholder meeting in the future to approve such a proposal.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 8.
                                                  ---


PROPOSAL 9.   TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN
              SECURITIES OF INVESTMENT COMPANIES.

At the Meeting, the Shareholders of each Money Market Fund will vote separately regarding the elimination of each Money Market Fund's fundamental investment limitation with respect to investments in securities of investment companies. This limitation is currently stated as follows:

   No Fund may purchase securities of other investment companies except for money market funds and then only as permitted by the 1940 Act and the rules and regulations thereunder. The Money Market Funds will invest in shares of another money market fund only if (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of the investing Money Market Fund; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund.

Upon Shareholder approval, this limitation will be eliminated.

The primary purpose of this Proposal is to remove each Money Market Fund's fundamental investment limitation regarding investment in securities of investment companies in light of current law and regulatory interpretations. If the Proposal is approved, the Money Market Funds may invest in securities of investment companies, subject to the limitations of the 1940 Act and each Money Market Fund's investment objectives and policies. The ability of mutual funds such as the Funds to invest in other investment companies is restricted by the 1940 Act. The federal restrictions set forth in Section 12(d) of the 1940 Act remain fully applicable to each Fund. In addition, the Money Market Funds must comply with the requirements of Rule 2a-7, and their investment objectives and policies. This Proposal will afford the Funds increased flexibility in making investment decisions and allow the Funds to respond to rapidly changing market conditions. Further, the elimination of this fundamental investment limitation will provide increased investment opportunities for the Funds, and which may enable the Funds to enhance their performance.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 9.
                                                  ---


PROPOSAL 10.  TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE EACH MONEY MARKET
              FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN PUTS, CALLS, OPTIONS OR COMBINATIONS THEREOF.

At the Meeting, the Shareholders of each Money Market Fund will vote separately regarding the elimination of each Money Market Fund's fundamental investment limitation with respect to investments in puts, calls, options or combinations thereof. This limitation is currently stated as follows:

 No Fund may write or purchase puts, calls, options or combinations thereof.

Upon Shareholder approval, this limitation will be eliminated.

The primary purpose of this Proposal is to remove each Money Market Fund's fundamental investment limitation concerning investment in puts, calls, options or combinations thereof. If the Proposal is approved, the Money Market Funds may invest in puts, calls, options or combinations thereof to the extent consistent with the 1940 Act, including Rule 2a-7 thereunder, and each Money Market Fund's investment objectives and policies. This limitation was adopted by the Funds to comply with certain state regulatory requirements, which have been eliminated as a result of recent federal legislation. Because it is no longer necessary for the Funds to comply with this limitation, the Trustees believe that the Funds would benefit from increased flexibility in making investment decisions. As amended, the limitation will enable the Funds to take advantage of changing market conditions. The Money Market Funds have no present intention to substantially alter their investment strategies in this regard. However, the Trustees are requesting approval of the Proposal at this time to reduce the costs associated with holding a shareholder meeting in the future to approve such a proposal.

A put option gives the purchaser of the option the right to sell, and the writer of the option the obli gation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the under lying security at any time during the option period. Each Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of the securities that the Fund may seek to purchase in the future. Each Fund pays a premium for the put and call options that they purchase. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, loss of the premium paid may be offset by an increase in the value of the Funds' securities or by a decrease in the cost of acquisition of securities by the Funds.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 10.
                                                  ---


PROPOSAL 11.  TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE EACH FUND'S
              FUNDAMENTAL INVESTMENT LIMITATION CONCERNING ACQUISITIONS OF VOTING SECURITIES.

At the Meeting, the Shareholders of each Fund will vote separately regarding the elimination of each Fund's fundamental investment limitation with respect to acquiring voting securities. This limitation is currently stated as follows:

 No Fund may acquire more than 10% of the voting securities of any one issuer.

Upon Shareholder approval, this limitation will be eliminated.

The primary purpose of the Proposal is to remove each Fund's fundamental investment limitation regarding the acquisition of voting securities in light of current law and regulatory interpretations. If the Proposal is approved, each Fund may acquire the voting securities of any one issuer to the extent consistent with the 1940 Act. Further, any acquisitions in such securities are, of course, subject to each Fund's investment objective and policies, including each Fund's fundamental policy regarding diversification of assets, as well as to Internal Revenue Code limitations regarding diversification. The Funds have no present intention to substantially alter their investment strategies in this regard. However, the Trustees are requesting approval of the Proposal at this time to reduce the costs associated with holding a shareholder meeting in the future to approve such a proposal. The elimination of this limitation is intended to make clear that the Funds may acquire the voting securities of any one issuer to the extent permitted by law.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 11.
                                                  ---


PROPOSAL 12.  TO CONSIDER AND ACT UPON A PROPOSAL TO ELIMINATE EACH FUND'S
              FUNDAMENTAL INVESTMENT LIMITATION CON CERNING INVESTMENTS FOR CONTROL PURPOSES.

At the Meeting, the Shareholders of each Fund will vote separately regarding the elimination of each Fund's fundamental investment limitation with respect to investing in companies for control purposes. This limitation is currently stated as follows:

 No Fund may invest in companies for the purpose of exercising control.

Upon Shareholder approval, this limitation will be eliminated.

The primary purpose of the Proposal is to remove each Fund's fundamental investment limitation regarding investment for control purposes in light of current law and regulatory interpretations. If the Proposal is approved, each Fund may invest in companies for the purpose of exercising control to the extent consistent with its investment objective and policies. The Funds have no present intention to substantially alter their investment strategies in this regard. Further, it is unlikely that a Fund would invest in a company for the purpose of exercising control. However, the Trustees are requesting approval of the Proposal at this time to reduce the costs associated with holding a shareholder meeting in the future to approve such a proposal.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 12.
                                                  ---


PROPOSAL 13.  TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH FUND'S
              FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

At the Meeting, the Shareholders of each Fund will vote separately regarding the amendment of each Fund's fundamental investment limitation with respect to underwriting securities of other issuers. This limitation is currently stated as follows:

 No Fund may act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Fund security.

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of shares of the Fund.

The primary purpose of this Proposal is to clarify the application of this limitation on underwriting. Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding underwriting. This Proposal will enable each Fund to meet its regulatory requirements under Section 13 of the 1940 Act. Adoption of the proposed limitation concerning underwriting is not expected to significantly affect the way in which the Funds are managed or the way in which securities or instruments are selected for the Funds. As with the current policy, the Funds will not underwrite securities of other issuers. However, the proposed limitation would make it explicit that although the Funds may not underwrite securities which are issued by others, they may dispose of a Fund's shares without violating this limitation.

If the Proposal is approved, this amended fundamental investment limitation may not be changed with respect to Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 13.
                                                  ---


PROPOSAL 14.  TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH FUND'S
              FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN REAL ESTATE AND COMMODITIES.

At the Meeting, the Shareholders of each Fund will vote separately regarding the amendment of each Fund's fundamental investment limitation with respect to investing in real estate and commodities. This limitation is currently stated as follows:

 [No Fund may purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts.] [result of prior shareholder meeting]

Upon Shareholder approval, this limitation will be revised to read:

 No Fund may purchase or sell real estate or physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

The primary purpose of this Proposal is to amend and update each Fund's fundamental investment limitation on investment in real estate and commodities and to clarify its application in light of current law and regulatory interpretations. Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding purchasing and selling real estate and commodities. This Proposal will enable each Fund to meet its regulatory requirements under
Section 13 of the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions.

The adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the Funds are managed or the way in which securities or instruments are selected for the Funds. The Funds will not acquire real estate or physical commodities. However, the proposed limitation would clarify that the Funds may invest in commodities indirectly and in securities associated with the real estate industry.

If the Proposal is approved, the amended fundamental investment limitation may not be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 14.
                                                  ---


PROPOSAL 15.  TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND EACH FUND'S
              FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MAKING LOANS.

At the Meeting, Shareholders of each Fund will vote separately regarding the amendment of each Fund's fundamental investment limitation with respect to making loans. This limitation is currently stated as follows:

 No Fund may make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Upon Shareholder approval, this limitation will be revised to read:

 A Fund may not make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

The primary purpose of this Proposal is to amend and update each Fund's fundamental investment limitation on making loans and to clarify its application in light of current law and regulatory interpretations. Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding making loans. This Proposal will enable each Fund to meet its regulatory requirements under
Section 13 of the 1940 Act while simultaneously affording each Fund increased flexibility in making investment decisions. The adoption of the proposed limitation concerning making loans is not expected to significantly affect the way in which the Funds are managed. However, the Trustees are requesting approval of the Proposal at this time to reduce the costs associated with holding a share holder meeting in the future to approve such a proposal. The amendment of this limitation is intended to make clear that the Funds may make loans to the extent permitted by law.

If the Proposal is approved, the amended fundamental investment limitation may not be changed with respect to a Fund without the approval of the shareholders of that Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 15.
                                                  ---


PROPOSAL 16.       TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND THE TREASURY
                   MONEY MARKET FUND'S INVESTMENT OBJECTIVE.

At the Meeting, only Shareholders of the Treasury Money Market Fund will vote regarding an amendment to the Treasury Money Market Fund's investment objective. The investment objective is currently stated as follows:

   The Treasury Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing income by investing exclusively in U.S. Treasury obligations.

The Trustees propose that the investment objective of the Treasury Money Market Fund be amended to eliminate the word "exclusively" from the Fund's investment objective. Subject to Shareholder approval, the Treasury Money Market Fund's investment objective will be revised to read:

   The Treasury Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing income by investing in U.S. Treasury obligations.

If the Proposal is approved, the Treasury Money Market Fund may invest in repurchase agreements involving U.S. Treasury obligations to the extent consistent with Rule 2a-7 under the 1940 Act. The primary purpose of this Proposal is to permit the Treasury Money Market Fund to invest in repurchase agreements involving U.S. Treasury obligations, in addition to direct investment in U.S. Treasury obligations. Repurchase agreements are a basic form of short-term financing and have particularly flexible maturities. The Proposal will provide the Fund with increased flexibility in making investment decisions and a greater range of investment opportunities for the Fund. The addition of repurchase agreements as a permissible investment vehicle for the Fund will enable the Fund to generate revenue on uninvested cash on a temporary basis.
The conditions and restrictions set forth in Rule 2a-7, such as those pertaining to creditworthiness of issuers and diversification of assets, remain fully applicable to the Fund.

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive pos session of the securities held for collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. The Fund will bear the risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities or if the Fund realized a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal credit risk during the terms of the agreement in accordance with Rule 2a-7 and based on guidelines established by the Fund. Repurchase agreements are considered loans under the 1940 Act. As a result, the Fund's investments in repurchase agreements will be subject to the fundamental investment limitation concerning making loans. See Proposal 15 for more information about this limitation.

If this Proposal is approved, the amended investment objective of the Treasury Money Market Fund may not be changed without the approval of the shareholders of the Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL 16.

                       -------------------------------

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

The Investment Advisor.  ABN AMRO Asset Management (USA) Inc., 208 South LaSalle
----------------------
Street, Chicago, Illinois 60604 (the "Advisor") serves as the investment advisor for the Funds under an advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Advisor reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisor is a direct, wholly-owned subsidiary of ABN AMRO Capital Markets Holding, Inc. The Advisor is an indirect wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.

The Sub-Advisor.  ABN AMRO-NSM International Funds Management B.V.,
---------------
Hoogoorddreef 66-68 P.O. Box 283, 1000 EA Amsterdam, the Netherlands (the "Sub-Advisor") serves as the invest ment sub-advisor to the TransEurope Fund, International Equity Fund, International Fixed Income Fund, Latin America Equity Fund, and Asian Tigers Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of each Fund's securities, subject to the general supervision of the Trustees of the Trust and the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor.

The Distributor.  Rembrandt Financial Services Company (the "Distributor"), a
---------------
subsidiary of SEI Financial Services Company, Oaks, Pennsylvania 19456, serves as the Fund's distributor pursuant to a Distribution Agreement between the Trust and the Distributor. As of [March 3,] [February 27,] 1998, First Data Distributors, Inc. ("FDDI"), located at 4400 Computer Drive, Westborough, Massachusetts 01581, will become the Trust's distributor. FDDI is an indirect wholly-owned subsidiary of First Data Corporation.

The Administrator.  SEI Fund Resources (the "Administrator"), Oaks,
-----------------
Pennsylvania, 19456, a Delaware business trust, provides the Trust with administrative services. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. As of March 3, 1998, First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westborough, Massachusetts 01581, will become the Trust's administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

5% Shareholders.  As of January 16, 1998, the following persons were the only
---------------
persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds. The Trust believes that most of these shares were held in accounts for the fiduciary, agency or custodial customers of the persons listed below.


                                              Name and Address                                Percentage of
           Fund                              of Beneficial Owner      Number of Shares        Fund's Shares
------------------------------------------   -------------------      ----------------        -------------
Value Fund
Growth Fund
Small Cap Fund
International Equity Fund
Asian Tigers Fund
Latin America Equity Fund
Real Estate Fund
Intermediate Government Fixed Income Fund
Tax-Exempt Fixed Income Fund
International Fixed Income Fund
Balanced Fund
Treasury Money Market Fund
Government Money Market Fund


                                              Name and Address                                Percentage of
                Fund                         of Beneficial Owner      Number of Shares        Fund's Shares
------------------------------------------   -------------------      ----------------        -------------

Money Market Fund

Tax-Exempt Money Market Fund

                           -------------------------

The Trust and its Trustees and officers do not own beneficially more than 1% of the outstanding shares of any Fund.

Required Vote.  The presence at the Meeting of the holders of a majority of the
-------------
Shares of the Trust as of the Record Date, either in person or by Proxy, constitutes a quorum. Approval of the election of the new Board of Trustees requires the affirmative vote of a majority of the outstanding shares of the Trust. Approval of a Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. Abstentions and "broker non-votes" will not be counted for or against the Proposals, but will be counted for purposes of
                                                 ---- --
determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposals to which they relate.

Adjournment.  In the event that sufficient votes in favor of the Proposals set
-----------
forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days to permit further solicitation of Proxies with respect to the Proposals. Any such adjournment requires the affirmative vote of a majority of the votes cast in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those Proxies required to be voted against the Proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Trust. Any adjournment will be held at the offices of Investor Services Group, 4400 Computer Drive, Westborough, Massachusetts 01581.

Shareholder Proposals.  The Trust does not hold annual shareholder meetings.
---------------------
Shareholders wish ing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust, c/o Investor Services Group, 4400 Computer Drive, Westborough, Massachusetts 01581.

Independent Public Accountants.  At a meeting held on December 11, 1997, a
------------------------------
majority of the Trustees, including a majority of the Trust's independent Trustees, selected Ernst & Young LLP as the Trust's independent public accountants, for the fiscal year ending December 31, 1998. Ernst & Young LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will be available should questions arise.

Other Matters.  The Trustees know of no other business to be brought before the
-------------
Meeting. How ever, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.


                             ---------------------


SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE.

                              REMBRANDT FUNDS(R)
                                  Value Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies) and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Value Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

           [_]  For all Proposals listed below

           [_]  Against all Proposals listed below
           [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.     Amend the Value Fund's fundamental investment policy concerning borrowing.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

PROPOSAL 3.     Amend the Value Fund's fundamental investment policy concerning concentration.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

PROPOSAL 11.    Eliminate the Value Fund's fundamental investment policy
                concerning acquisitions of voting securities.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

PROPOSAL 12.    Amend the Value Fund's fundamental investment policy concerning investments for control purposes.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

PROPOSAL 13.    Amend the Value Fund's fundamental investment policy concerning underwriting.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

PROPOSAL 14.    Amend the Value Fund's fundamental investment policy concerning investment in real estate and commodities.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

PROPOSAL 15.    Amend the Value Fund's fundamental investment policy concerning making loans.

                [_] FOR               [_] AGAINST             [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:________________, 1998
                                        ---------------------------------------
                                               Signature of Shareholder

                                        ---------------------------------------
                                               Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                               REMBRANDT FUNDS(R)
                                  Growth Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Growth Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrators, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]
     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend of Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below
          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.         Amend the Growth Fund's fundamental investment policy
                    concerning borrowing.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

PROPOSAL 3.         Amend the Growth Fund's fundamental investment policy
                    concerning concentration.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

PROPOSAL 11.        Eliminate the Growth Fund's fundamental investment policy
                    concerning acquisitions of voting securities.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

PROPOSAL 12.        Amend the Growth Fund's fundamental investment policy
                    concerning investments for control purposes.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

PROPOSAL 13.        Amend the Growth Fund's fundamental investment policy
                    concerning underwriting.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

PROPOSAL 14.        Amend the Growth Fund's fundamental investment policy
                    concerning investment in real estate and commodities.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

PROPOSAL 15.        Amend the Growth Fund's fundamental investment policy
                    concerning making loans.

                    [_] FOR        [_] AGAINST     [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                    , 1998
      --------------------

                                         ---------------------------------------
                                         Signature of Shareholder


                                         ---------------------------------------
                                         Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                               REMBRANDT FUNDS(R)
                                 Small Cap Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Small Cap Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)   [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below           [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.       Amend the Small Cap Fund's fundamental investment policy
                  concerning borrowing.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 3.       Amend the Small Cap Fund's fundamental investment policy
                  concerning concentration.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 11.      Eliminate the Small Cap Fund's fundamental investment policy concerning acquisitions of voting securities.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 12.      Amend the Small Cap Fund's fundamental investment policy
                  concerning investments for control purposes.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 13.      Amend the Small Cap Fund's fundamental investment policy
                  concerning underwriting.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 14.      Amend the Small Cap Fund's fundamental investment policy
                  concerning investment in real estate and commodities.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 15.      Amend the Small Cap Fund's fundamental investment policy
                  concerning making loans.

                  [_] FOR              [_] AGAINST            [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_____________, 1998
                                        ----------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature (Joint owners)


PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                           International Equity Fund
                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies) and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Equity Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.


PROPOSAL 2.        Amend the International Equity Fund's fundamental investment policy concerning borrowing.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

PROPOSAL 3.        Amend the International Equity Fund's fundamental investment policy concerning concentration.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

PROPOSAL 11.       Eliminate the International Equity Fund's fundamental
                   investment policy concerning acquisitions of voting securities.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

PROPOSAL 12.       Amend the International Equity Fund's fundamental investment policy concerning investments for control purposes.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

PROPOSAL 13.       Amend the International Equity Fund's fundamental investment policy concerning underwriting.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

PROPOSAL 14.       Amend the International Equity Fund's fundamental investment policy concerning investment in real estate and commodities.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

PROPOSAL 15.       Amend the International Equity Fund's fundamental investment policy concerning making loans.

                   [_] FOR          [_] AGAINST          [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:             , 1998
      ------------                     --------------------------------------
                                       Signature of Shareholder


                                       --------------------------------------
                                       Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                               REMBRANDT FUNDS(R)
                               Asian Tigers Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Asian Tigers Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)   [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below           [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.        Amend or Eliminate the Fund's Fundamental
                                 Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.         Amend the Asian Tigers Fund's fundamental investment policy concerning borrowing.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

PROPOSAL 3.         Amend the Asian Tigers Fund's fundamental investment policy concerning concentration.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

PROPOSAL 11.        Eliminate the Asian Tigers Fund's fundamental investment
                    policy concerning acquisitions of voting securities.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

PROPOSAL 12.        Amend the Asian Tigers Fund's fundamental investment policy concerning investments for control purposes.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

PROPOSAL 13.        Amend the Asian Tigers Fund's fundamental investment policy concerning underwriting.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

PROPOSAL 14.        Amend the Asian Tigers Fund's fundamental investment policy concerning investment in real estate and commodities.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

PROPOSAL 15.        Amend the Asian Tigers Fund's fundamental investment policy concerning making loans.

                    [_] FOR               [_] AGAINST           [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:__________________, 1998
                                        ----------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                   Intermediate Government Fixed Income Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Intermediate Government Fixed Income Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.           Amend and Eliminate the Fund's Fundamental
                                    Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.


PROPOSAL 2.    Amend the Intermediate Government Fixed Income Fund's fundamental investment policy concerning borrowing.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 3.    Amend the Intermediate Government Fixed Income Fund's fundamental investment policy concerning concentration.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 11.   Eliminate the Intermediate Government Fixed Income Fund's
               fundamental investment policy concerning acquisitions of voting securities.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 12.   Amend the Intermediate Government Fixed Income Fund's fundamental investment policy concerning investments for control purposes.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 13.   Amend the Intermediate Government Fixed Income Fund's fundamental investment policy concerning underwriting.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 14.   Amend the Intermediate Government Fixed Income Fund's fundamental investment policy concerning investment in real estate and commodities.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 15.   Amend the Intermediate Government Fixed Income Fund's fundamental investment policy concerning making loans.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:________________, 1998
                                            ------------------------------------
                                            Signature of Shareholder



                                            ------------------------------------
                                            Signature (Joint owners)


PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                         Tax-Exempt Fixed Income Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax-Exempt Fixed Income Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:
PROPOSAL 1.              Elect a New Board of Trustees

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.


PROPOSAL 2.                  Amend the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning borrowing.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN


PROPOSAL 3.                  Amend the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning concentration.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN


PROPOSAL 11.                 Eliminate the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning acquisitions of voting securities.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN


PROPOSAL 12.                 Amend the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning investments for control purposes.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN


PROPOSAL 13.                 Amend the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning underwriting.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN


PROPOSAL 14.                 Amend the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning investment in real estate and commodities.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN


PROPOSAL 15.                 Amend the Tax-Exempt Fixed Income Fund's
                             fundamental investment policy concerning making loans.

                             [_] FOR          [_] AGAINST        [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated:________________, 1998          ----------------------------------------
                                      Signature of Shareholder


                                      ----------------------------------------
                                      Signature (Joint owners)


PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND.

                              REMBRANDT FUNDS(R)
                        International Fixed Income Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Fixed Income Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Funds Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.  Amend the International Fixed Income Fund's fundamental investment policy concerning borrowing.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

PROPOSAL 3.  Amend the International Fixed Income Fund's fundamental investment policy concerning concentration.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

PROPOSAL 11. Eliminate the International Fixed Income Fund's fundamental investment policy concerning acquisitions of voting securities.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

PROPOSAL 12. Amend the International Fixed Income Fund's fundamental investment policy concerning investments for control purposes.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

PROPOSAL 13. Amend the International Fixed Income Fund's fundamental investment policy concerning underwriting.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

PROPOSAL 14. Amend the International Fixed Income Fund's fundamental investment policy concerning investment in real estate and commodities.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

PROPOSAL 15. Amend the International Fixed Income Fund's fundamental investment policy concerning making loans.

             [_] FOR                [_] AGAINST                  [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:______________, 1998
                                        ----------------------------------------
                                                Signature of Shareholder

                                        ----------------------------------------
                                                Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                               REMBRANDT FUNDS(R)
                                 Balanced Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Balanced Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.                   Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below
          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.        Amend the Balanced Fund's fundamental investment policy
                   concerning borrowing.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

PROPOSAL 3.        Amend the Balanced Fund's fundamental investment policy
                   concerning concentration.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

PROPOSAL 11.       Eliminate the Balanced Fund's fundamental investment policy concerning acquisitions of voting securities.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

PROPOSAL 12.       Amend the Balanced Fund's fundamental investment policy
                   concerning investments for control purposes.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

PROPOSAL 13.       Amend the Balanced Fund's fundamental investment policy
                   concerning underwriting.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

PROPOSAL 14.       Amend the Balanced Fund's fundamental investment policy
                   concerning investment in real estate and commodities.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

PROPOSAL 15.       Amend the Balanced Fund's fundamental investment policy
                   concerning making loans.

                   [_] FOR           [_] AGAINST        [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:              ,1998
      --------------
                                     -----------------------------------------
                                     Signature of Shareholder


                                     -----------------------------------------
                                     Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                               Fixed Income Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Fixed Income Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
                              Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.


PROPOSAL 2.             Amend the Fixed Income Fund's fundamental investment
                        policy concerning borrowing.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN


PROPOSAL 3.             Amend the Fixed Income Fund's fundamental investment
                        policy concerning concentration.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN


PROPOSAL 11.            Eliminate the Fixed Income Fund's fundamental investment
                        policy concerning acquisitions of voting securities.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN


PROPOSAL 12.            Amend the Fixed Income Fund's fundamental investment
                        policy concerning investments for control purposes.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN


PROPOSAL 13.            Amend the Fixed Income Fund's fundamental investment
                        policy concerning underwriting.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN


PROPOSAL 14.            Amend the Fixed Income Fund's fundamental investment
                        policy concerning investment in real estate and commodities.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN


PROPOSAL 15.            Amend the Fixed Income Fund's fundamental investment
                        policy concerning making loans.

                        [_] FOR            [_] AGAINST          [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:__________________, 1998
                                       --------------------------------------
                                       Signature of Shareholder


                                       --------------------------------------
                                       Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                           Latin America Equity Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Latin America Equity Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate the Fund's Fundamental
     Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.                   Amend the Latin America Equity Fund's fundamental
                              investment policy concerning borrowing.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL 3.                   Amend the Latin America Equity Fund's fundamental
                              investment policy concerning concentration.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL 11.                  Eliminate the Latin America Equity Fund's
                              fundamental investment policy concerning
                              acquisitions of voting securities.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL 12.                  Amend the Latin America Equity Fund's fundamental
                              investment policy concerning investments for
                              control purposes.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL 13.                  Amend the Latin America Equity Fund's fundamental
                              investment policy concerning underwriting.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL 14.                  Amend the Latin America Equity Fund's fundamental
                              investment policy concerning investment in real
                              estate and commodities.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL 15.                  Amend the Latin America Equity Fund's fundamental
                              investment policy concerning making loans.

                              [_] FOR    [_] AGAINST    [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                               , 1998
      -------------------------------          ---------------------------------
                                               Signature of Shareholder


                                               ---------------------------------
                                               Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                               Real Estate Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Real Estate Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.              Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 2, 3 and 11-15.     Amend or Eliminate Fund's Fundamental Investment
                              Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.


PROPOSAL 2.      Amend the Real Estate Fund's fundamental investment policy concerning borrowing.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

PROPOSAL 3.      Amend the Real Estate Fund's fundamental investment policy concerning concentration.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

PROPOSAL 11.     Eliminate the Real Estate Fund's fundamental investment policy concerning acquisitions of voting securities.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

PROPOSAL 12.     Amend the Real Estate Fund's fundamental investment policy concerning investments for control purposes.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

PROPOSAL 13.     Amend the Real Estate Fund's fundamental investment policy concerning underwriting.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

PROPOSAL 14.     Amend the Real Estate Fund's fundamental investment policy concerning investment in real estate and commodities.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

PROPOSAL 15.     Amend the Real Estate Fund's fundamental investment policy concerning making loans.

                 [_] FOR                 [_] AGAINST                [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:______________, 1998
                                              ----------------------------------
                                              Signature of Shareholder



                                              ----------------------------------
                                              Signature (Joint owners)


PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                               TransEurope Fund
                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the TransEurope Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Fund's investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR EACH OF THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.    Election of Directors.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all the Proposals listed below

          [_]  Against all the Proposals listed below

          [_]  Abstain

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 2.     Amend each Non-Money Market Fund's investment limitation
                concerning borrowing.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

PROPOSAL 3.     Amend each Non-Money Market Fund's investment limitation
                concerning diversification.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

PROPOSAL 11.    Eliminate each Fund's investment limitation concerning
                acquisitions of voting securities.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

PROPOSAL 12.    Amend each Fund's investment limitation concerning investments for control purposes.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

PROPOSAL 13.    Amend each Fund's investment limitation concerning underwriting.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

PROPOSAL 14.    Amend each Fund's investment limitation concerning investment in real estate and commodities.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

PROPOSAL 15.    Amend each Fund's investment limitation concerning making loans.

                [_] FOR               [_] AGAINST                  [_] ABSTAIN

This Proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1998
                                        ----------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                      Limited Volatility Fixed Income Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Limited Volatility Fixed Income Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Fund's investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR EACH OF THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.    Election of Directors.

     FOR all the nominees listed below (except as marked to the contrary)   [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below           [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all the Proposals listed below

          [_]  Against all the Proposals listed below

          [_]  Abstain

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.




PROPOSAL 2.       Amend each Non-Money Market Fund's investment limitation
                  concerning borrowing.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

PROPOSAL 3.       Amend each non-Money Market Fund's investment limitation
                  concerning diversification.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

PROPOSAL 11.      Eliminate each Fund's investment limitation concerning
                  acquisitions of voting securities.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

PROPOSAL 12.      Amend each Fund's investment limitation concerning investments for control purposes.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

PROPOSAL 13.      Amend each Fund's investment limitation concerning
                  underwriting.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

PROPOSAL 14.      Amend each Fund's investment limitation concerning investment in real estate and commodities.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

PROPOSAL 15.      Amend each Fund's investment limitation concerning making
                  loans.

                  [_] FOR               [_] AGAINST            [_] ABSTAIN

This Proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:___________________, 1998
                                            ------------------------------------
                                            Signature of Shareholder


                                            ------------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                              REMBRANDT FUNDS(R)
                          Treasury Money Market Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Treasury Money Market Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; the proposed amendment to the Fund's investment objective; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.         Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 4-15.     Amend or Eliminate the Fund's Fundamental Investment
                    Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

           [_]  For all Proposals listed below

           [_]  Against all Proposals listed below

           [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 4.     Amend the Treasury Money Market Fund's fundamental investment policy concerning concentration.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 5.     Amend the Treasury Money Market Fund's fundamental investment policy concerning diversification.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 6.     Amend the Treasury Money Market Fund's fundamental investment policy concerning borrowing.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 7.     Eliminate the Treasury Money Market Fund's fundamental
                investment policy concerning pledging, mortgaging or hypothecating assets.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 8.     Eliminate the Treasury Money Market Fund's fundamental
                investment policy concerning short sales and margin sales.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 9.     Eliminate the Treasury Money Market Fund's fundamental
                investment policy concerning investment in securities of investment companies.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 10.    Eliminate the Treasury Money Market Fund's fundamental
                investment policy concerning investment in puts, calls, options or combinations thereof.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 11.    Eliminate the Treasury Money Market Fund's fundamental
                investment policy concerning acquisitions of voting securities.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 12.    Amend the Treasury Money Market Fund's fundamental investment policy concerning investments for control purposes.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 13.    Amend the Treasury Money Market Fund's fundamental investment policy concerning underwriting.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 14.    Amend the Treasury Money Market Fund's fundamental investment policy concerning investment in real estate and commodities.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 15.    Amend the Treasury Money Market Fund's fundamental investment policy concerning making loans.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 16.    Amend the Treasury Money Market Fund's investment objective.

                [_] FOR                 [_] AGAINST               [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:___________________, 1998

                                        ----------------------------------------
                                                 Signature of Shareholder

                                        ----------------------------------------
                                                 Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              REMBRANDT FUNDS(R)
                         Government Money Market Fund
                        Special Meeting of Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Government Money Market Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.       Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 4-15.   Amend or Eliminate the Fund's Fundamental Investment Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 4.       Amend the Government Money Market Fund's fundamental
                  investment policy concerning concentration.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 5.       Amend the Government Money Market Fund's fundamental
                  investment policy concerning diversification.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 6.       Amend the Government Money Market Fund's fundamental
                  investment policy concerning borrowing.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 7.       Eliminate the Government Money Market Fund's fundamental
                  investment policy concerning pledging, mortgaging or hypothecating assets.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 8.       Eliminate the Government Money Market Fund's fundamental
                  investment policy concerning short sales and margin sales.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 9.       Eliminate the Government Money Market Fund's fundamental
                  investment policy concerning investment in securities of investment companies.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 10.      Eliminate the Government Money Market Fund's fundamental
                  investment policy concerning investment in puts, calls, options or combinations thereof.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 11.      Eliminate the Government Money Market Fund's fundamental
                  investment policy concerning acquisitions of voting securities.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 12.      Amend the Government Money Market Fund's fundamental
                  investment policy concerning investments for control purposes.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 13.      Amend the Government Money Market Fund's fundamental
                  investment policy concerning underwriting.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 14.      Amend the Government Money Market Fund's fundamental
                  investment policy concerning investment in real estate and commodities.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

PROPOSAL 15.      Amend the Government Money Market Fund's fundamental
                  investment policy concerning making loans.

                  [_] FOR            [_] AGAINST           [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1998
                                          ---------------------------------
                                          Signature of Shareholder



                                          ---------------------------------
                                          Signature (Joint owners)

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                               REMBRANDT FUNDS(R)
                               Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies") and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Money Market Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.         Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)   [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below           [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 4-15.     Amend or Eliminate the Fund's Fundamental Investment
                    Policies.

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 4.         Amend the Money Market Fund's fundamental investment policy concerning concentration.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 5.         Amend the Money Market Fund's fundamental investment policy concerning diversification.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 6.         Amend the Money Market Fund's fundamental investment policy concerning borrowing.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 7.
                    Eliminate the Money Market Fund's fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 8.         Eliminate the Money Market Fund's fundamental investment
                    policy concerning short sales and margin sales.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 9.         Eliminate the Money Market Fund's fundamental investment
                    policy concerning investment in securities of investment companies.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 10.        Eliminate the Money Market Fund's fundamental investment
                    policy concerning investment in puts, calls, options or combinations thereof.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 11.        Eliminate the Money Market Fund's fundamental investment
                    policy concerning acquisitions of voting securities.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 12.        Amend the Money Market Fund's fundamental investment policy concerning investments for control purposes.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 13.        Amend the Money Market Fund's fundamental investment policy concerning underwriting.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 14.        Amend the Money Market Fund's fundamental investment policy concerning investment in real estate and commodities.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

PROPOSAL 15.        Amend the Money Market Fund's fundamental investment policy concerning making loans.

                    [_] FOR              [_] AGAINST            [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:____________________, 1998
                                            ------------------------------------
                                            Signature of Shareholder


                                            ------------------------------------
                                            Signature (Joint owners)


PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                               REMBRANDT FUNDS(R)
                          Tax-Exempt Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies (the "Proxies) and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax-Exempt Money Market Fund of Rembrandt Funds (the "Trust") to be held in the offices of the Trust's administrator, SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Friday, February 27, 1998, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed election of a new Board of Trustees; the proposed amendments to, or elimination of, certain of the Fund's fundamental investment policies; and, in accordance with their own discretion, any other matters properly brought before the Meeting (each a "Proposal" and, collectively, the "Proposals").

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.         Elect a New Board of Trustees.

     FOR all the nominees listed below (except as marked to the contrary)    [_]

     WITHHOLD AUTHORITY to vote for all the nominees listed below            [_]

     If you wish to withhold authority for vote an individual nominee, please strike a line through the nominee's name in the list below:

           Arnold F. Brookstone          William T. Simpson
           Robert Feitler                John A. Wing

PROPOSALS 4-15.     Amend or Eliminate the Fund's Fundamental Investment
                    Policies

     If you wish to vote "FOR" or "AGAINST" all of the Proposals listed below, or if you wish to "ABSTAIN" from voting on all such Proposals, please mark the appropriate box below:

          [_]  For all Proposals listed below

          [_]  Against all Proposals listed below

          [_]  Abstain from voting on all Proposals listed below

If you mark a box above, you do not need to vote on the individual Proposals listed below. If you mark both a box above and the Proposals below, the Proxies will use the voting instructions indicated below for each Proposal.


PROPOSAL 4.       Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning concentration.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 5.       Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning diversification.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 6.       Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning borrowing.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 7.       Eliminate the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning pledging, mortgaging or hypothecating assets.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 8.       Eliminate the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning short sales and margin sales.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 9.       Eliminate the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning investment in securities of investment companies.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 10.      Eliminate the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning investment in puts, calls, options or combinations thereof.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 11.      Eliminate the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning acquisitions of voting securities.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 12.      Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning investments for control purposes.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 13.      Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning underwriting.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 14.      Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning investment in real estate and commodities.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

PROPOSAL 15.      Amend the Tax-Exempt Money Market Fund's fundamental
                  investment policy concerning making loans.

                  [_] FOR          [_] AGAINST             [_] ABSTAIN

This Proxy Card will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy Card is returned, this Proxy Card will be voted FOR each of the foregoing Proposals and will be voted in the appointed Proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
Your signature(s) on this Proxy Card should be exactly as your name(s) appear on this Proxy Card. If the Shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:__________________, 1998
                                        ----------------------------------------
                                        Signature of Shareholder

                                        ----------------------------------------
                                        Signature (Joint owners)


PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, WHETHER OR NOT YOU RETURN THIS PROXY CARD, VOTE IN PERSON IF YOU DO ATTEND THIS MEETING.